BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock Short-Term Municipal Fund

Investor A1 Shares

(the “Fund”)

Supplement dated June 9, 2017 to the Prospectus dated October 28, 2016, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Short-Term Municipal Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor A1 Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor A1 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None [1]
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A1 Shares
Management Fee[3,4]	0.29%
Distribution and/or Service (12b-1) Fees	0.10%
Other Expenses	0.12%
Total Annual Fund Operating Expenses[5]	0.51%
Fee Waivers and/or Expense Reimbursement[4,6]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,6]	0.46%

[1]	Investor A1 Shares are subject to a maximum sales charge on purchases of 0.50%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases by certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[2]	A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A1 Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[3]	The Management Fee has been restated to reflect current fees.

[4]

As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 33, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through

October 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Municipal Bond Fund, Inc. (the “Corporation”) or by a vote of a majority of the outstanding voting securities of the Fund.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees to reflect current expense.

[6]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 33, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.46% of average daily net assets through October 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$47	$159	$280	$636

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

The first two paragraphs and accompanying table in the subsection of the Fund’s Prospectus entitled “Management of the Funds — BlackRock — National Fund and Short-Term Fund Total Annual Management Fees (Before Waivers)” are deleted in their entirety and replaced with the following:

Effective June 12, 2017, with respect to the National Fund and the Short-Term Fund, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

	Rate of Management Fee
Average Daily Net Assets of the two combined Funds [1]	National Fund	Short-Term Fund
First $250 million	0.410%	0.360%
$250 million – $400 million	0.385%	0.340%
$400 million – $550 million	0.385%	0.320%
Greater than $550 million	0.385%	0.290%

[1]	The reductions shall be applicable to each Fund regardless of size on a “uniform percentage” basis. Determination of the portion of the Net Assets of each Fund to which a reduced rate is applicable is made by multiplying the Net Assets of that Fund by “uniform percentages,” derived by dividing the amount by which the combined assets of both Funds exceed the various applicable breakpoints by such combined assets.

Prior to June 12, 2017, with respect to the National Fund and the Short-Term Fund, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

	Rate of Management Fee
Average Daily Net Assets of the two combined Funds [1]	National Fund	Short-Term Fund
First $250 million	0.450%	0.400%
$250 million – $400 million	0.425%	0.375%
$400 million – $550 million	0.425%	0.350%
Greater than $550 million	0.425%	0.325%

[1]	The reductions shall be applicable to each Fund regardless of size on a “uniform percentage” basis. Determination of the portion of the Net Assets of each Fund to which a reduced rate is applicable is made by multiplying the Net Assets of that Fund by “uniform percentages,” derived by dividing the amount by which the combined assets of both Funds exceed the various applicable breakpoints by such combined assets.

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through October 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of a Fund.

The table immediately following the eighth paragraph in the section of the Fund’s Prospectus entitled “Management of the Funds – BlackRock” as it relates solely to the Fund, is deleted in its entirety and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Short-Term Fund
Investor A1 Shares	0.46%

[1]	The contractual caps are in effect through October 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of a Fund.

[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-10051S-P-0617SUP

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